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                                                                    Exhibit 99


                          NATIONSANK, N.A.
         MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                FEBRUARY 1, 1998 THROUGH FEBRUARY 28, 1998





A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Portfolio Balance			                              			$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage		                              				28.44%
    (ii)  Class A-1 Notes Balance				                         		$82,654,904.00
    (iii) Class A-1 Notes Rate				                                   		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					41.29%
    (ii)  Class A-2 Notes Balance                        						$120,000,000.00
    (iii) Class A-2 Notes Rate				                                     		6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance				                         		$76,343,707.00
    (iii) Class A-3 Notes Rate				                                     		6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance				                    		$11,624,943.00
    (iii) Class B Certificates Rate				                                		7.05%
(F) Servicing Fee Rate				                                             		1.00%
(G) Weighted Average Coupon (WAC)				                                  		9.53%
(H) Weighted Average Original Maturity (WAOM)				             		56.22 		months
(I) Weighted Average Remaining Maturity (WAM)					             	49.45 		months
(J) Number of Receivables	                                         					24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage	               					2.00%
    (ii)  Reserve Account Initial Deposit			                  			$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance						                      2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance		            				6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                              			$122,374,172.37
(B) Total Note and Certificate Pool Factor				                     		0.4210745
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor				                           		0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance	                          					$34,405,522.37
    (ii) Class A-2 Notes Pool Factor			                           			0.2867127
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$76,343,707.00
    (ii) Class A-3 Notes Pool Factor				                           		1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                     						$11,624,943.00
    (ii) Class B Certificates Pool Factor			                      			1.0000000
(G) Reserve Account Balance				                                		$5,995,143.73
(H) Cumulative Net Losses for All Prior Periods				            		$3,959,472.66
(I) Net Loss Ratio for Second Preceding Period			                     			2.49%
(J) Net Loss Ratio for Preceding Period					                            	2.05%
(K) Delinquency Ratio for Second Preceding Period				                  		1.31%
(L) Delinquency Ratio for Preceding Period				                         		1.29%
(M) Weighted Average Coupon (WAC)					                                  	9.50%
(N) Weighted Average Remaining Maturity (WAM)				             		33.34 		months
(O) Number of Receivables					                                         	15,441

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections				                            		$6,257,064.57
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal				            		0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections				                                		920,866.89
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)					                                  	9.50%
(D) Weighted Average Remaining Maturity (WAM)			             			32.52 		months
(E) Remaining Number of Receivables                               						14,978
(F) Delinquent Receivables
	                                			Dollar Amount       	  	# Units
                                    -------------           -------
    (i)  30-59 Days Delinquent	         3,934,365 	  3.40%	     445  		  2.97%
    (ii)  60-89 Days Delinquent				       638,811 	  0.55%	      72 	   	0.48%
    (iii) 90 Days or More Delinquent		  		614,277 	  0.53%	      65 	   	0.43%

(G) Repossessions
                                 		 Dollar Amount 		        # Units
                                    -------------           -------
                                      				878,870    0.76%	      90 	   	0.60%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income             						$25,149.16
(B) Aggregate Net Losses before Liquidation
     Proceeds and Recoveries for Collection Period						267,741.15
(C) Liquidated Receivables Information
    (i)   Not Used		                                      				0.00
    (ii)  Not Used					                                      	0.00
    (iii) Recoveries on Previously Liquidated
            Contracts					                              	12,138.52
(D) Aggregate Net Losses for Collection Period					    	255,602.63
(E) Actual Number of Days in Interest Period				              		27

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections		                         				$920,866.89
(B) Not Used				                                            		0.00
(C) Repurchased Loan Proceeds Related to Interest			       			0.00
(D) Recoveries from Prior Month Charge Offs			 	       		12,138.52
(E) Investment Earnings from the Reserve Account					   	25,149.16
(F) Total Interest Collections						                    958,154.57

Principal:
(G) Principal Payments Received					                	$6,257,064.57
(H) Not Used				                                            		0.00
(I) Repurchased Loan Proceeds Related to Principal					      	0.00
(J) Other Refunds Related to Principal			                  			0.00
(K) Total Principal Collections		                 				6,257,064.57
(L) Total Collections	                          					$7,215,219.14


II. DISTRIBUTIONS			                                        					Per $1,000 of
 					 	                                                    		Original Balance
                                                             -----------------
(A) Total Interest Collections			                   		$958,154.57
(B) Servicing Fee 				                               	$101,978.48 	      	0.35

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due			        		$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)		                  				0.00          	 	0
                                                    ------------
    (iii) Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                 					$0.00          		 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due					 	$182,062.56 		1.517187966
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)		            				182,062.56 		1.517187966
                                                    ------------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                 					$0.00          		 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due				  	$429,433.35      	 	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)	             				429,433.35       		5.625
                                                    ------------
    (iii) Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                 					$0.00 		          0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 		$68,296.54       		5.875
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)	             					68,296.54 	      	5.875
                                                    ------------
    (iii) Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw)		       				$0.00 		          0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)		                 				$679,792.44
(H) Excess Interest	                            					$176,383.65

Principal
(I) Total Principal Collections		              				$6,257,064.57
(J) Draw on Reserve Fund for realized losses 				    	267,741.15
(K) Total Amount Available for Principal
     Distribution 					                           	$6,524,805.72
                                                                 Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due				       		0.00           		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00           		0
                                                     -----------
    (iii) Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)                  						0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due					6,524,805.72 	  	54.373381
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)		          				6,524,805.72   		54.373381
                                                    ------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
            (after reserve fund draw)                 						0.00           		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due				       		0.00           		0
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00 	          	0
                                                     -----------
    (iii) Class A-3 Notes Monthly Principal Shortfall
           (after reserve fund draw)                  						0.00           		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					  	0.00 	          	0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)	                  					0.00           		0
                                                     -----------
    (iii) Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)	          			0.00           		0
(P) Total Note and Certificate Principal Paid					 	6,524,805.72
(Q) Total Distributions			                       			7,306,576.64
(R) Excess Servicing Releases from Reserve
     Account to Servicer				                              		0.00
(S) Amount of Draw from Reserve Account					         	267,741.15
(T) Draw from Reserve Account plus Total Available
     Amount					                                   	7,482,960.29

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                             				Beginning		            End
                                            				of Period	          	of Period
                                            ---------------   ----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		     		 $122,374,172.37 	 	$115,849,366.65
    (ii)   Total Note and Certificate
            Pool Factor			                       	0.4210745 	       	0.3986235
    (iii)  Class A-1 Notes Balance			                 	0.00             		0.00
    (iv)   Class A-1 Notes Pool Factor		        		0.0000000 	       	0.0000000
    (v)    Class A-2 Notes Balance			        	34,405,522.37 	   	27,880,716.65
    (vi)   Class A-2 Notes Pool Factor			        	0.2867127 	       	0.2323393
    (vii)  Class A-3 Notes Balance				        76,343,707.00 	   	76,343,707.00
    (viii) Class A-3 Notes Pool Factor		        		1.0000000 	       	1.0000000
    (ix)   Class B Certificates Balance	   			11,624,943.00 	   	11,624,943.00
    (x)    Class B Certificate Pool Factor		    		1.0000000 	       	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		           		9.50%	            	9.50%
    (ii)  Weighted Average Remaining
           Maturity (WAM) 		                		33.34 	months	    32.52 		months
    (iii) Remaining Number of Receivables				        15,441           		14,978
    (iv)  Portfolio Receivable Balance			  	$122,374,172.37 	 	$115,849,366.65

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance		                    						$5,995,143.73
(B) Draw for Realized losses					                                			267,741.15
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount						                      		0.00
(F) Draw for Class A-3 Notes Interest Amount						                      		0.00
(G) Draw for Class B Certificates Interest Amount						                 		0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								267,741.15
(I) Excess Interest						                                         		176,383.65
(J) Reserve Account Balance Prior to Release							              	5,903,786.23

(K) Reserve Account Required Amount							                       	6,950,962.00

(L) Final Reserve Account Required Amount							                 	6,950,962.00

(M) Reserve Account Release to Servicer						                           		0.00

(N) Ending Reserve Account Balance							                        	5,903,786.23

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
     and Recoveries for Collection Period	                  							$267,741.15
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			12,138.52
(C) Aggregate Net Losses for Collection Period							              	255,602.63
(D) Net Loss Ratio for Collection Period (annualized)						            		2.58%
(E) Cumulative Net Losses for all Periods							                 	4,215,075.29
(F) Delinquent Receivables
                                     Dollar Amount 		        # Units
                                     -------------           -------
    (i)  30-59 Days Delinquent		       		3,934,365    	3.40%	    445 		  2.97%
    (ii)  60-89 Days Delinquent				        638,811 	   0.55%     	72 	  	0.48%
    (iii) 90 Days or More Delinquent				   614,277 	   0.53%	     65   		0.43%

(G) Repossessions
                                 				Dollar Amount 		        # Units
                                     -------------           -------
                                       				878,870 	   0.76%	     90 	  	0.60%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		2.49%
    (ii) Preceding Collection Period					                             			2.05%
    (iii) Current Collection Period							                              	2.58%
    (iv) Three Month Average (Avg(i,ii,iii))					                     			2.37%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	1.31%
    (ii) Preceding Collection Period						                             		1.29%
    (iii) Current Collection Period					                              			1.08%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.23%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit







The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore				    	Leslie J. Fitzpatrick
Vice President 					     Senior Vice President

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